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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 20, 2006

BIG CAT MINING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1708 Dolphin Avenue
Suite 1708
Kelowna, British Columbia, Canada V1Y 9S4
(Address of principal executive offices and Zip Code)

(250) 868-8177
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES.

On April 20, 2006 we completed a private placement of securities pursuant to Reg. S of the Securities Act of 1933 (the "Act") wherein we sold 2,500,000 restricted shares of common stock at a price of $0.01 per shares to two persons in exchange for $25,000. The offer and sale of the shares of common stock was made outside the United States of America and the transaction was closed offshore. All of the purchasers were non-U.S. persons as defined in Reg. S of the Act. On the same date we completed a private placement of securities pursuant to Reg. S of the Act wherein we sold 5,000,000 restricted shares of common stock at a price of $0.05 per share to seven persons in exchange for $250,000. The offer and sale of the shares of common stock was made outside the United States of America and the transaction was closed offshore. All of the purchasers were non-U.S. persons as defined in Reg. S of the Act.

On April 20, 2006 we completed a private placement of securities pursuant to section 4(2) of the Securities Act of 1933 (the "Act") wherein we sold 2,400,000 restricted shares of common stock at a price of $0.05 per shares to six persons in exchange for $120,000. Each purchaser was given the same information that can be found in a Form SB-2 registration statement and each person represented he was a sophisticated investor. No compensation was paid to anyone in connection with the sale of the shares.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

As a result of the issuance of the foregoing shares, there are now 23,464,000 shares of common stock outstanding and the following persons own 5% or more of our outstanding shares of common stock:

	Name and Address of	Amount and nature	Percent of
Title of Class	Beneficial Owner	of Ownership[1]	class

Common Stock	Timothy G. Barritt	3,000,000	12.79%
	3 Materi Cut Across Road	Direct
	P. O. Box 500
	Upton, WY 82730

Common Stock	Richard G. Stockdale	3,000,000	12.79%
	1704 Cheshire Drive	Direct
	Cheyenne, WY 82001

Common Stock	Raymond P. Murphy	3,000,000	12.79%
	18038 W. Marshall Ct.	Direct
	Litchfield Park, AZ 85340

Common Stock	Michael Schaefer	3,000,000	12.79%
	25 Burger Lane	Direct
	Buffalo, WY 82834

Common Stock	Dev Randhauwa	1,500,000	6.39%
	810-1708 Dolphin Ave.	Direct
	Kelowna, British Columbia
	Canada V1Y 9S4

Common Stock	Anastaios Papadimas	2,000,000	8.52%
	Terma Iras	Direct
	Argos, Argolidos 21200
	Greece

Common Stock	KD Tsirigotis	2,000,000	8.52%
	Prosimni, T.T. #218	Direct
	Argolidos 21200
	Greece

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of April, 2006.

BIG CAT MINING CORPORATION

BY:	TIMOTHY BARRITT
Timothy Barritt, president, principal executive officer, and a member of the board of directors